UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2011
University General Health System, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54064	71-0822436

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Fannin Street Houston, Texas	77054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 375-7100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously reported in the Current Report on Form 8-K dated July 1, 2011, University General Health System, Inc. (“UGHS” or the “Company”) reported that effective June 30, 2011 UGHS, through its wholly-owned subsidiaries completed acquisitions of TrinityCare Senior Living, LLC (“TrinityCare LLC”) and three senior living communities: Trinity Oaks of Pearland, Texas, Trinity Shores of Port Lavaca, Texas, and Trinity Hills of Knoxville, Tennessee (the “TrinityCare Facilities”). TrinityCare LLC was the manager and minority owner of the TrinityCare Facilities. TrinityCare LLC and the TrinityCare Facilities are collectively referred to as “TrinityCare.” Pursuant to the Asset Acquisition Agreements and the Purchase and Sale Agreement, dated as of June 28, 2011, among the Company and the respective sellers, the Company acquired 51% of the ownership interests of TrinityCare LLC and acquired all the assets and certain named liabilities of the TrinityCare Facilities. TrinityCare LLC continues as the manager of the TrinityCare Facilities following the acquisition.
This Amendment No. 1 amends Item 9.01 of the subject Current Report on Form 8-K to provide the financial statements of TrinityCare required by Item 9.01(a) of this Form 8-K and the pro forma financial information required by Item 9.01(b) of this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
Attached as Exhibit 99.1 and incorporated herein by reference are the audited consolidated balance sheets of TrinityCare as of December 31, 2010 and 2009 and the related consolidated statement of operations, changes in members’ deficit, and cash flows for the years then ended. Attached as Exhibit 99.2 and incorporated herein by reference is the unaudited condensed consolidated balance sheet of TrinityCare as of June 30, 2011 and the related unaudited condensed consolidated statement of operations, changes in members’ deficit, and cash flows for the six months ended June 30, 2011 and 2010.
(b) Pro Forma Financial Information
Attached as Exhibit 99.3 and incorporated herein by reference is the unaudited pro forma consolidated balance sheet of the Company as of June 30, 2011 and the unaudited pro forma consolidated statements of income for the year ended December 31, 2010 and for the six months ended June 30, 2011 for the Company.
(d) Exhibits

Exhibit
No.	Description

99.1	Audited Consolidated Financial Statements of TrinityCare Senior Living, LLC and Subsidiaries for the years ended December 31, 2010 and 2009.
99.2	Unaudited Condensed Consolidated Financial Statements of TrinityCare Senior Living, LLC and subsidiaries as of June 30, 2011 and for the six months ended June 30, 2011 and 2010.
99.3
Unaudited pro forma financial information of University General Health System, Inc. giving effect to the acquisition of TrinityCare Senior Living, LLC, Trinity Oaks of Pearland, Texas, Trinity Shores of Port Lavaca, Texas, and Trinity Hills of Knoxville, Tennessee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.
Date: September 13, 2011	By:	/s/ Hassan Chahadeh, M.D.
		Name:	Hassan Chahadeh, M.D.
		Title:	Chairman of the Board

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